Fifth Third Bank | All Rights Reserved
Citi Financial Services Conference
Daniel T. Poston
Executive Vice President & Chief Financial Officer
March 5, 2013
Refer to earnings release dated January 17, 2013 and 10-K dated February 22,
2013 for further information.
Exhibit 99.1

Fifth Third Bank | All Rights Reserved
0.64%
0.67%
1.15%
1.34%
2009 2010 2011 2012
3.20%
3.02%
1.49%
0.85%
2009 2010 2011 2012
$511 $503
$1,094
$1,541
2009 2010 2011 2012
6.99%
7.48%
9.35%
9.51%
2009 2010 2011 2012
127%
179%
157%
180%
2009 2010 2011 2012
6%
6%
23%
21%
2009 2010 2011 2012
Dividends
Share Repurchase
A strong franchise with strong momentum
Return on avg. assets Net charge-off ratio
Net income to common ($MM)
Generated highest level of net
income to common since 2005.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios continue to be strong
and grow to record levels.
Payouts to shareholders
approached $1B in 2012.
31%
63%
11% Vantiv
Other

Fifth Third Bank | All Rights Reserved
• Continued strong loan production
– Expect relatively stable net income results
despite margin compression (primarily on fixed
rate securities and assets)
• Continue to provide customers with products /
solutions they find valuable
• Careful management of liability costs
– Disciplined pricing on deposits
– Continued evaluation of term liabilities and
capital instruments
• Continued solid mortgage banking results and careful
management of related expenses
• Mortgage risks manageable
– Typical quarterly mortgage repurchase cost
~$20MM
– No mortgage securitizations outstanding
• Strong profitability and capital in excess of fully
phased-in Basel III standards today
– Believe we are well positioned to maintain strong
capital while providing meaningful distributions
to shareholders*
Environment characterized by low growth
expectations and low interest rates
• Prolonged low-rate environment, coupled
with modest economic growth
• Lower securities reinvestment yields on
portfolio cash flows
• Strong deposit flows
• Competitive dynamics
• Elevated mortgage refinance activity
expected to track down in 2013
• Firms facing significant costs related to
mortgage securitizations, GSE
repurchases, private label mortgage
repurchases
• Higher capital standards; limitations on
dividend payout ratios; capital building
beyond targeted / required levels
• Economic uncertainty related to Federal
budget; concerns about European
financial system
Fifth Third is well-positioned to deal with current environmental challenges
Characteristics of current environment Fifth Third’s response / position
* Subject to 2013 Comprehensive Capital Analysis & Review final rules; subject to Board of Directors and regulatory approval.
• Low exposure to European banks

Fifth Third Bank | All Rights Reserved
Strong revenue and profit generation
Peer med. 1.7%
2.1%
4Q12 returns strong relative to peers
ROAA
ROATCE
• Business mix provides higher than
average diversity among spread and fee
revenues (40+% of revenue)
• Relatively strong margin and relatively
high fee income contribution drives
strong revenue and PPNR generation
profitability despite interest rate
environment
PPNR trend
4Q12 PPNR* / Average Assets
1.41%
14.9%
PPNR is a Non-GAAP measure.  See Reg. G reconciliation in the Appendix to the presentation.
Source: SNL Financial and Company Reports. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
* Excludes securities gains / losses for FITB and peers. Also excludes goodwill impairment charge for peers as applicable.
^ See Page 19 in the Appendix for adjustments
Significant purchase
accounting benefit
522
583
593
598
638
33
14
17
14
13
44
34
40
59
68
$0
$100
$200
$300
$400
$500
$600
$700
$800
4Q11 1Q12 2Q12 3Q12 4Q12
PPNR     $473              $694              $636              $568             $616
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
USB MTB WFC BBT FITB HBAN STI PNC RF KEY CMA ZION
14.1%
13.7%
FITB Peer Median
ROATCE
Adjusted ROATCE^
0.95%
1.33%
FITB Peer Median
ROAA
Adjusted ROAA^
Noninterest Expense Credit Items Fee Income Credit Items Adjusted^
+22%
YoY
+30%
YoY

FIFTH THIRD BANK

2.00
1.50
1.00
0.50
0.00
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13

©

Fifth Third Bank | All Rights Reserved
NII results reflect continued moderate NIM
pressure offset by balance sheet growth
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
• Negative impact of lower rates on net interest
income generally offset by loan growth
• Spreads on new originations of variable rate
assets consistent with historical spreads
• Coupons on new fixed rate loan originations
converging with portfolio average coupons
Interest-Earning
Assets
Funding^
Fixed
~55-60%
NII and NIM (FTE)
($MM)
Loans
51%
Loans
32%
Investment
Portfolio 4%
Trend: fixed rate loan origination coupons
relative to fixed portfolio weighted avg
Floating
~40-45%
Floating Fixed
Fixed
45%
Floating
55%
Investment
Portfolio
13%
3.67%
3.61%
3.56% 3.56%
3.49%
$450
$550
$650
$750
$850
$950
2.0%
2.5%
3.0%
3.5%
4.0%
4Q11 1Q12 2Q12 3Q12 4Q12
Net Interest Income (right axis) PAA* NIM
$920
$903 $899
$907
$903
– Emphasis on variable rate C&I lending
Larger portfolio repricing effects

Fifth Third Bank | All Rights Reserved
Loan growth excelled in 2012,
ample opportunities for ongoing growth
Loan balances ($B) Loan composition
$81.0
$85.8
46% C&I / lease
11% Commercial real estate
Commercial
26% Resi. mtg. / home equity
14% Auto
3% Card / other
Consumer
• Solid loan growth with
disciplined lending standards
throughout 2012
• C&I and residential mortgage
balance growth more than
offset run-off in both home
equity and commercial real
estate loans (CRE run-off
continues to slow)
$79.9
$81.5
$82.6
$82.9
$83.9
4Q11 1Q12 2Q12 3Q12 4Q12
EOP loans HFI Avg loans HFI

FIFTH THIRD BANK

Core +5% YoY: Transaction +6% YoY

FITB (94 bps): Peers (83 bps)

6

Fifth Third Bank | All Rights Reserved
Strengthened deposit profile
and increased value proposition to customers
Average deposit balances ($B) Lower avg cost of total deposits
Source: SNL Financial. Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, ZION
Simplified deposit products
Conversion progress
Deposit growth benefited from
focus on full customer relationship
$75.6
$77.1
$77.6
$77.5
$80.2
4Q11 1Q12 2Q12 3Q12 4Q12
Transaction deposits Other time deposits
1.19%
0.25%
1.10%
0.27%
2009 2010 2011 2012
FITB Peer Average
0% 50% 100%
By Account
By Market
Completed Remaining
$80.6
$84.3

Fifth Third Bank | All Rights Reserved
Strong mortgage banking results
• Record origination fees and gain on
loan sales in FY12
– Driven by record gain on sales
margin and origination volumes
– 2012 origination fees and gain on
loan sales increased 108% to
$822MM from 2011
– Originations increased 35% to
$25.2B in 2012 versus $18.6B in
2011
Maintained mortgage market share
position in Top 20
Looking forward into 2013:
• Expect solid mortgage revenue,
although lower than recent quarters
due to:
– Pressure on industry margins
(competitive / market)
– Waning of refinance boom
– Partially offset by better mortgage
servicing results
Mortgage originations and gain-on-sale margins*
Mortgage Banking Revenue ($MM)
* Gain-on-sale margin represents margin on loans originated for sale.
• Maintained mortgage market share
position in Top 20
152
174
183
226
239
58
61
63
62
64
(47) (46)
(41)
(48)
(52)
(7)
15
(22)
(40)
7
4Q11 1Q12 2Q12 3Q12 4Q12
Orig fees and gains on loan sales Gross servicing fees
Servicing rights amortization MSR valuation adjustments
$156
$204
$183
$258
$200
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
$0
$1
$2
$3
$4
$5
$6
$7
$8
4Q11 1Q12 2Q12 3Q12 4Q12
Originations for sale Originations HFI Margins*
($B)

Fifth Third Bank | All Rights Reserved
Corporate banking business generating growth
• Reflects investments in mid-
corporate space (businesses
that generate $200MM to $2B
in revenue)
• C&I production broad based
across industries and
sectors
– Strength in
manufacturing and
healthcare industries
• Launch of Energy Lending
concentration contributed to
4Q12 production and
expected to contribute to
future growth in C&I
C&I Portfolio^ ($B)
^ Presented on an average basis; Excluding held-for-sale loans.
Corporate banking
revenue ($MM)
Commercial deposit fees
YoY % growth
• Growth in corporate banking
revenue driven by:
– Investments in capital
markets capabilities
– Increased syndication
and business lending
fees
• Led or co-led ~80% of
syndications in 2012 versus
~60% in 2011
• Broad product set and
capabilities to deliver
solutions that meet client
needs
• Growth from investments in
treasury management
business
• Remote Currency Manager
(RCM) contributed ~$13MM in
revenue in 2012
– Remote cash management
solution that simplifies
cash handling and
improves cash flow
• Specialized healthcare
industry products including
RevLink Solutions platform;
~20% increase in accounts
from a year ago
+7%
28.5
32.9
$20
$22
$24
$26
$28
$30
$32
$34
2011 2012
350
413
2011 2012
+2%
0%
1%
2%
3%
4%
5%
6%
7%
8%
2011 2012
$270
$290
$310
$330
$350
$370
$390
$410
$430
$250

Fifth Third Bank | All Rights Reserved
Momentum building in consumer bank as a
result of investments and strategic changes
Consumer deposit activity
More distribution channels for customers to access our products and services
Online banking Mobile banking
Alternative channel delivery
Consumer deposit accounts
4.6MM
5.2MM
4Q12 consumer deposit account average balance
increased 16% compared with 4Q09
Indirect auto lending footprint
Expanded footprint
Card innovation
New products that fit the way
customers choose to bank
% of checking households with Transaction volume by channel
2009 2012
47%
50%
2011 2012
9%
16%
2009 2012
DDA & IBT accounts
Savings / Money Market accounts
2009 2012
36 states
45 states
79%
19%
2%
Branch
ATM
Mobile

Disciplined expense management
• Long-term target for mid-50% efficiency
ratio in normalized environment (with
higher interest rate environment)
2012 expense trend ($MM)
* Non-recurring items described on page 19 in the appendix to this presentation.
Reported expense
Increasing expense
Non-recurring items*:
Adjusted expense
Decreasing expense
$973 $937 $1,006
$23 $18 $5
($29) -- ($55)
$967 $955 $956
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
--
($173)
$990
$1,163
$600
$700
$800
$900
$1,000
$1,100
$1,200
1Q12 2Q12 3Q12 4Q12
68%
58%
59%
64%
65%
65%
62%
62%
61%
60%
4Q11 1Q12 2Q12 3Q12 4Q12
Efficiency Ratio Adjusted*
– Current impact of credit costs on
revenue and expenses; impact of
regulatory reforms (e.g., debit
interchange) not fully mitigated
– Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term
– ~60% for year end 2013
Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Credit trends continue to improve
with strong reserve coverage levels
Source: SNL Financial and Company Reports. Data as of 4Q12. HFI NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
Continued decline in problem assets and corresponding decline in charge-offs combined with strong reserves on an absolute and relative basis
Loan loss reserves / Loans
Peer average: 1.9%
Net charge-off ratio
Peer average: 0.7%
0.2%
0.3%
0.3%
0.4%
0.7%
0.7%
0.7%
0.8%
1.0%
1.0%
1.1%
1.3%
ZION MTB CMA KEY PNC HBAN FITB USB RF BBT WFC STI
2.6%
2.4%
2.2% 2.2%
2.1% 2.1%
1.9%
1.8%
1.8%
1.7%
1.4%
1.4%
RF ZION PNC FITB WFC USB HBAN STI BBT KEY MTB CMA
0.8%
1.0%
1.2%
1.2%
1.2%
1.3% 1.3%
1.5%
1.7%
1.7%
2.3%
2.6%
USB HBAN CMA FITB BBT STI KEY MTB ZION PNC RF WFC
261%
189%
180%
146%
142% 141%
132%
124%
116%
114%
91%
83%
USB HBAN FITB BBT ZION STI KEY PNC CMA RF MTB WFC
NPLs / Loans
Peer average: 1.5%
Reserves / NPLs
Peer average: 140%

Fifth Third Bank | All Rights Reserved
Fifth Third’s balance sheet and business model
relatively advantaged under new capital standards
Fifth Third’s capital position already well in excess of any established standards, likely standards, and most peers
5.0%
7.0%
4.5%
Unofficial CCAR supervisory reference minimum
4Q12 Pro forma Tier 1 common / RWA
U.S. proposed Basel III**
4Q12 Tier 1 common / RWA
Basel I
Source: SNL Financial and company reports (financial data as of 4Q12).
** Note: Fifth Third’s pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to further clarification of the agencies proposals or revisions to the agencies final rules, which remain subject to public comment. Not adjusted for potential mitigation efforts.
2019 Basel III buffered minimum
2015 Basel III minimum
Not
disclosed
12.7%
11.2%
11.1%
11.0% 11.0%
10.8%
10.6%
10.5%
10.1% 10.1%
10.0%
9.8%
9.7%
9.6%
9.5%
9.0%
7.6%
C KEY BAC COF JPM RF FHN HBAN WFC CMA STI ZION BBT PNC FITB USB MTB
10.2%
9.3%
9.0%
8.9%
8.8%
8.7% 8.7%
8.2%
8.2%
8.2%
8.1% 8.0% 8.0%
7.8%
7.3%
0
KEY BAC CMA HBAN* RF FITB C JPM FHN* STI WFC USB BBT COF ZION* PNC MTB
~9%
* In 2Q12, HBAN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 150 basis points.  In 2Q12, ZION stated Tier 1 common ratio would be in the 7.75%
area.  In 3Q12 FHN stated Basel III Tier 1 common ratio would be negatively impacted by approximately 240 basis points.

Fifth Third Bank | All Rights Reserved
Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
*
• Prudently evaluate opportunities to increase
density of franchise via disciplined
acquisitions or selective de novos
• Expect future acquisition opportunities
although activity likely to remain muted in
near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends*
• As previously indicated, move towards levels
more consistent with Fed’s near-term payout
ratio guidance of 30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.10 in 3Q12
Repurchases / Redemptions
*
• As previously indicated, maintain consistent
program for common share repurchases to
limit / manage growth of excess capital levels
• 2012 capital plan submission included
$600MM of repurchases over five quarters
ended 1Q13 ($125MM quarterly average)
Consistent and prudent capital management philosophy
Capital Deployment Capital Return
Other considerations: regulatory
environment, alternatives, maintenance of
desired / required buffers, stock price
Repurchased $175MM in shares related to
after-tax Vantiv gains
Redeemed $1.4bn in TruPS in 3Q12

Fifth Third Bank | All Rights Reserved
2013 CCAR timeline
FRB disclosures of supervisory estimates of BHC capital plan results
• Federal Reserve will announce 2013 CCAR / Stress Test-related results for all CCAR BHCs in two steps
– FRB Dodd-Frank Act Stress Test (DFAST) results: On March 7 (after market close), the FRB will announce results for each BHC, under the Supervisory Severely Adverse Scenario with the common assumption for each BHC that dividends are maintained no other capital actions are conducted
– These are not the FRB’s CCAR capital results governing each BHC’s 2013 capital plan
– FRB CCAR results: On March 14 (after market close), the FRB will announce results for each
BHC, under the Supervisory Severely Adverse Scenario with the firm’s own baseline scenario capital actions (“CCAR planned capital actions”)
– The FRB’s objection or non-objection to a BHC’s capital plan will be based on these results
FITB disclosures following FRB’s March 14 CCAR announcement
• Fifth Third CCAR press release that includes the FRB’s CCAR response and our capital management plans for 2Q13-1Q14
• Publication of internal DFAST results under the Supervisory Severely Adverse Scenario (this disclosure is required to be made no later than March 31). These results will be based on the same assumption noted earlier that dividends are maintained and there are no other capital actions.
– Required by Dodd-Frank Act (new disclosure for 2013): description of the types of risk included in the stress test; summary description of methodologies used in stress testing; estimates of certain financial results and pro forma capital ratios; explanation of the most significant causes of changes in regulatory capital ratios

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Cash currently sufficient to satisfy all fixed obligations in a stressed environment for approximately 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions.
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.70%; 3.2x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~49% of total revenue
Diversified traditional banking platform
• PPNR remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (419% PPNR / NCOs^ in 4Q12)
• 1.3% ROAA; 14% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on slides  21-22

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price;
(16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;
(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

18 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
522
583
593
598 638
33
14
17
14
13
44
34
40
59
68
$0
$100
$200
$300
$400
$500
$600
$700
$800
4Q11 1Q12 2Q12 3Q12 4Q12
PPNR     $473              $694              $636              $568              $616
Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $616MM up 8% from 3Q12 levels and 30% from
prior year
• Adjusted PPNR of $638MM, up 7% sequentially and 22%
year-over-year
— Including 4Q12 mortgage repurchase reserve build
of $29MM in adjustments, related to new Freddie
Mac guidance, adjusted PPNR of $667MM
PPNR reconciliation
Efficiency ratio
68%
64%
65%
65%
62%
61% #
4Q11 3Q12 4Q12
Efficiency Ratio Adjusted
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Income before income taxes (U.S. GAAP) (a) $418 $603 $565 $503 $540
Add: Provision expense (U.S. GAAP) (b) 55 91 71 65 76
PPNR (a) + (b) $473 $694 $636 $568 $616
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) - (115) - - (157)
Vantiv debt refinancing - 34 - - -
Valuation of 2009 Visa total return swap 54 19 11 1 15
Vantiv warrant & puts (10) (46) (56) 16 19
Valuation of bank premises moved to HFS - - 17 - -
Litigation reserve additions in revenue - - 6 - -
Sale of certain Fifth Third funds - - - (13) -
Securities (gains) / losses (5) (9) (3) (2) (2)
In noninterest expense:
Debt extinguishment (gains) / losses - 9 - 26 134
Non-income tax related assessment resolution - (23) - - -
Sale of certain Fifth Third funds - - - 2 -
Termination of certain borrowing & hedging transactions - - - - -
Severance expense - 6 - - -
FDIC insurance expense - - (9) - -
Gain on sale of affordable housing - - (8) (5) -
Litigation reserve additions in expense 10 14 (1) 5 13
Adjusted PPNR $522 $583 $593 $598 $638
Credit-related items^^:
In noninterest income 33 14 17 14
In noninterest expense 44 34 40 59
Credit-adjusted PPNR** $599 $631 $650 $671
13
68
$719
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted
* Non-GAAP measure.  See Reg. G reconciliation on pages 21 and 22.
** There are limitations on the usefulness of credit-adjusted  PPNR, including the significant degree to which changes in credit and fair value are integral,  recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 20 for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build

FIFTH THIRD BANK

$35
$30
$25
$20
$15
$10
$5
$0
33
14
17
14
13
4Q11
1Q12
2Q12
3Q12
4Q12

$80
$70
$60
$50
$40
$30
$20
$10
$0
44
34
40
59
68
4Q11
1Q12
2Q12
3Q12
4Q12

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Fifth Third Bank | All Rights Reserved
Credit-related costs
In noninterest income ($MM)
In noninterest expense ($MM)
Actual
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Mortgage repurchase expense $18 $15 $18 $36 $44
Provision for unfunded commitments (6) (2) (1) (2) 3
Derivative valuation adjustments (5) (4) (0) (2) (2)
OREO expense 8 5 5 6 5
Other problem asset related expenses 28 19 19 21 19
Total credit-related operating expenses $44 $34 $40 $59 $68
Actual
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Gain / (loss) on sale of loans
$9 $5 $8 $2 $4
Commercial loans HFS FV adjustment (18) (1) (5) (3) (3)
Gain / (loss) on sale of OREO
properties (22) (17) (19) (11) (10)
Mortgage repurchase costs (1) (2) (2) (2) (3)
Total credit-related revenue impact ($33) ($14) ($17) ($14) ($13)
Note: Numbers may not sum due to rounding
Total credit-related costs $77 $48 $57 $73 $81

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Income before income taxes (U.S. GAAP) $540 $503 $565 $603 $418
Add: Provision expense (U.S. GAAP) 76 65 71 91 55
Pre-provision net revenue (a) 616 568 636 694 473
Net income available to common shareholders (U.S. GAAP) 390                             354                             376                             421                             305
Add: Intangible amortization, net of tax 2                                 2                                 2                                 3                                 3
Tangible net income available to common shareholders 392                             356                             378                             424                             308
Tangible net income available to common shareholders (annualized) (b) 1,559                         1,416                         1,520                         1,705                         1,222
Average Bancorp shareholders' equity (U.S. GAAP) 13,855                       13,887                       13,628                       13,366                       13,147
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (28)                              (31)                              (34)                              (38)                              (42)
Average tangible common equity (c) 11,012                       11,041                       10,779                       10,513                       10,290
Total Bancorp shareholders' equity (U.S. GAAP) 13,716                       13,718                       13,773                       13,560                       13,201
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (27)                              (30)                              (33)                              (36)                              (40)
Tangible common equity, including unrealized gains / losses (d) 10,875                       10,873                       10,925                       10,709                       10,346
Less: Accumulated other comprehensive income / loss (375)                           (468)                           (454)                           (468)                           (470)
Tangible common equity, excluding unrealized gains / losses (e) 10,500                       10,405                       10,471                       10,241                       9,876
Total assets (U.S. GAAP) 121,894                     117,483                     117,543                     116,747                     116,967
Less:  Goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (27)                              (30)                              (33)                              (36)                              (40)
Tangible assets, including unrealized gains / losses (f) 119,451                     115,036                     115,093                     114,294                     114,510
Less: Accumulated other comprehensive income / loss, before tax (577)                           (720)                           (698)                           (720)                           (723)
Tangible assets, excluding unrealized gains / losses (g) 118,874                     114,316                     114,395                     113,574                     113,787
Common shares outstanding (h) 882                             897                             919                             920                             920
Net charge-offs (i) 147                             156                             181                             220                             239
For the Three Months Ended
Ratios:
Return on average tangible common equity (b) / (c)
Tangible common equity (excluding unrealized gains/losses) (e) / (g)
Tangible common equity (including unrealized gains/losses) (d) / (f)
Tangible book value per share (d) / (h)
Pre-provision net revenue / net charge-offs (a) / (i)
12.8% 14.1% 16.2% 11.9%
9.10% 9.15% 9.02% 8.68%
9.45% 9.49% 9.37% 9.04%
12.12 11.89 11.64 11.25
364% 351% 315% 198%
14.1%
8.83%
9.10%
12.33
419%

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,718 $13,773 $13,560 $13,201
Goodwill and certain other intangibles (2,499)                        (2,504)                        (2,512)                        (2,518)                        (2,514)
Unrealized gains (375)                           (468)                           (454)                           (468)                           (470)
Qualifying trust preferred securities 810                             810                             2,248                         2,248                         2,248
Other 33                               38                               38                               38                               38
Tier I capital 11,685                       11,594                       13,093                       12,860                       12,503
Less: Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Qualifying trust preferred securities (810)                           (810)                           (2,248)                        (2,248)                        (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (48)                              (51)                              (51)                              (50)                              (50)
Tier I common equity (a) 10,429                       10,335                       10,396                       10,164                       9,807
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,699                     106,858                     106,398                     105,412                     104,945
Ratio:
Tier I common equity (a) / (b) 9.51% 9.67% 9.77% 9.64% 9.35%
Basel III - Estimates (Amounts in billions)
December September June
2012 2012 2012
Tier 1 common equity (Basel I) $10.4 $10.3 $10.4
Add: Adjustment related to AOCI for AFS securities 0.5                              0.5                              0.5
All other adjustments -                                -                                -
Estimated Tier 1 common equity under Basel III rules (a) $10.9 $10.8 $10.9
Estimated risk-weighted assets under Basel III rules (b) 123.7                         120.3                         119.4
Estimated Tier 1 common equity ratio under Basel III rules 8.8% 9.0% 9.2%
(a)
(b)
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed.
For the Three Months Ended
For the Three Months Ended